Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net sales	$3,707	$3,825	$17,226	$17,455
Cost of goods sold	2,366	2,510	9,920	10,436
Research and development expense	357	340	1,337	1,216
Selling, general and administrative expenses	735	764	3,176	3,173
Amortization of intangibles	175	166	683	702
Restructuring and asset related charges - net	241	63	336	363
Other income (expense) - net	(94)	(149)	(448)	(60)
Interest expense	62	36	233	79
Income (loss) from continuing operations before income taxes	(323)	(203)	1,093	1,426
Provision for (benefit from) from income taxes on continuing operations	(92)	(162)	152	210
Income (loss) from continuing operations after income taxes	(231)	(41)	941	1,216
(Loss) income from discontinued operations after income taxes	(20)	(12)	(194)	(58)

Net income (loss)	(251)	(53)	747	1,158

Net income (loss) attributable to noncontrolling interests	2	2	12	11

Net income (loss) attributable to Corteva	$(253)	$(55)	$735	$1,147

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.33)	$(0.06)	$1.31	$1.67
Basic earnings (loss) per share of common stock from discontinued operations	(0.03)	(0.02)	(0.27)	(0.08)
Basic earnings (loss) per share of common stock	$(0.36)	$(0.08)	$1.04	$1.59

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.33)	$(0.06)	$1.30	$1.66
Diluted earnings (loss) per share of common stock from discontinued operations	(0.03)	(0.02)	(0.27)	(0.08)
Diluted earnings (loss) per share of common stock	$(0.36)	$(0.08)	$1.03	$1.58

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	704.0	714.7	709.0	720.8
Diluted	704.0	714.7	711.9	724.5

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$2,644	$3,191
Marketable securities	98	124
Accounts and notes receivable, net	5,488	5,701
Inventories	6,899	6,811
Other current assets	1,131	968
Total current assets	16,260	16,795
Investment in nonconsolidated affiliates	115	102
Property, plant and equipment	8,956	8,551
Less: Accumulated depreciation	4,669	4,297
Net property, plant and equipment	4,287	4,254
Goodwill	10,605	9,962
Other intangible assets	9,626	9,339
Deferred income taxes	584	479
Other assets	1,519	1,687
Total Assets	$42,996	$42,618

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$198	$24
Accounts payable	4,280	4,895
Income taxes payable	174	183
Deferred revenue	3,406	3,388
Accrued and other current liabilities	2,351	2,254
Total current liabilities	10,409	10,744
Long-term debt	2,291	1,283
Other noncurrent liabilities
Deferred income tax liabilities	899	1,119
Pension and other post employment benefits - noncurrent	2,467	2,255
Other noncurrent obligations	1,651	1,676
Total noncurrent liabilities	$7,308	$6,333

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at December 31, 2023 - 701,260,000 and December 31, 2022 - 713,419,000	7	7
Additional paid-in capital	27,748	27,851
Retained earnings (accumulated deficit)	(41)	250
Accumulated other comprehensive income (loss)	(2,677)	(2,806)
Total Corteva stockholders' equity	25,037	25,302
Noncontrolling interests	242	239
Total equity	25,279	25,541
Total Liabilities and Equity	$42,996	$42,618

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2023	2022
Operating activities
Net income (loss)	$747	$1,158
(Income) loss from discontinued operation after income taxes	194	58
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Depreciation and amortization	1,211	1,223
Provision for (benefit from) deferred income tax	(438)	(288)
Net periodic pension and OPEB (credits) costs	138	(142)
Pension and OPEB contributions	(149)	(182)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(22)	(18)
Restructuring and asset related charges - net	336	363
Other net loss	578	305
Changes in operating assets and liabilities, net
Accounts and notes receivable	358	(993)
Inventories	57	(1,715)
Accounts payable	(663)	807
Deferred revenue	(11)	194
Other assets and liabilities	(527)	142
Cash provided by (used for) operating activities - continuing operations	1,809	912
Cash provided by (used for) operating activities - discontinued operations	(40)	(40)
Cash provided by (used for) operating activities	$1,769	$872
Investing activities
Capital expenditures	(595)	(605)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	57	73
Acquisitions of businesses - net of cash acquired	(1,456)	—
Escrow funding associated with acquisitions	—	(36)
Investments in and loans to nonconsolidated affiliates	(32)	(12)
Purchases of investments	(148)	(344)
Proceeds from sales and maturities of investments	147	295
Proceeds from settlement of net investment hedge	42	—
Other investing activities, net	(2)	(3)
Cash provided by (used for) investing activities	(1,987)	(632)
Financing activities
Net change in borrowings (less than 90 days)	(6)	(13)
Proceeds from debt	3,429	1,358
Payments on debt	(2,309)	(1,140)
Repurchase of common stock	(756)	(1,000)
Proceeds from exercise of stock options	31	88
Dividends paid to stockholders	(439)	(418)
Other financing activities, net	(49)	(55)
Cash provided by (used for) financing activities	(99)	(1,180)
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(143)	(278)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(460)	(1,218)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,618	4,836
Cash, cash equivalents and restricted cash equivalents at end of period	$3,158	$3,618

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2023	2022	2023	2022
Corn	$1,308	$1,334	$6,447	$5,955
Soybean	145	125	1,858	1,810
Other oilseeds	71	67	708	714
Other	111	120	459	500
Seed	$1,635	$1,646	$9,472	$8,979

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2023	2022	2023	2022
Herbicides	$991	$1,119	$4,034	$4,591
Insecticides	442	556	1,598	1,831
Fungicides	275	277	1,112	1,450
Other	364	227	1,010	604
Crop Protection	$2,072	$2,179	$7,754	$8,476

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2023	2022	2023	2022
North America [1]	$576	$541	$5,768	$5,178
EMEA [2]	181	167	1,622	1,609
Latin America	790	846	1,637	1,758
Asia Pacific	88	92	445	434
Rest of World [3]	1,059	1,105	3,704	3,801
Net Sales	$1,635	$1,646	$9,472	$8,979

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2023	2022	2023	2022
North America [1]	$921	$931	$2,822	$3,116
EMEA [2]	190	195	1,745	1,647
Latin America	732	835	2,269	2,687
Asia Pacific	229	218	918	1,026
Rest of World [3]	1,151	1,248	4,932	5,360
Net Sales	$2,072	$2,179	$7,754	$8,476

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023		2023
Net Sales (GAAP)	$3,707		$17,226
Less: Impacts from Currency and Portfolio / Other[4]	(198)		(240)
Organic Sales (Non-GAAP)	$3,509		$16,986

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING EBITDA	2023	2022	2023	2022
Seed	$145	$71	$2,117	$1,656
Crop Protection	267	332	1,374	1,684
Corporate Expenses	(26)	(33)	(110)	(116)
Operating EBITDA (Non-GAAP)	$386	$370	$3,381	$3,224

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Income (loss) from continuing operations after income taxes (GAAP)	$(231)	$(41)	$941	$1,216
Provision for (benefit from) income taxes on continuing operations	(92)	(162)	152	210
Income (loss) from continuing operations before income taxes (GAAP)	(323)	(203)	1,093	1,426
Depreciation and amortization	312	304	1,211	1,223
Interest income	(130)	(49)	(283)	(124)
Interest expense	62	36	233	79
Exchange (gains) losses[1]	155	133	397	229
Non-operating (benefits) costs[2]	36	23	151	(111)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(34)	3	—	$—
Significant items (benefit) charge[3]	308	123	579	502
Operating EBITDA (Non-GAAP)	$386	$370	$3,381	$3,224
1.Refer to page A-16 for pre-tax and after tax impacts of exchange losses (gains).
2.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.
4.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2023 vs. Q4 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$25	2%	$15	1%	(3)%	4%	—%	1%
EMEA[2]	9	2%	11	3%	9%	(6)%	—%	(1)%
Latin America	(159)	(9)%	(356)	(21)%	1%	(22)%	5%	7%
Asia Pacific	7	2%	14	5%	8%	(3)%	(1)%	(2)%
Rest of World	(143)	(6)%	(331)	(14)%	3%	(17)%	3%	5%
Total	$(118)	(3)%	$(316)	(8)%	1%	(9)%	2%	3%

SEED
	Q4 2023 vs. Q4 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$35	6%	$34	6%	2%	4%	—%	—%
EMEA[2]	14	8%	28	17%	14%	3%	(4)%	(5)%
Latin America	(56)	(7)%	(103)	(12)%	8%	(20)%	5%	—%
Asia Pacific	(4)	(4)%	(3)	(3)%	18%	(21)%	(1)%	—%
Rest of World	(46)	(4)%	(78)	(7)%	10%	(17)%	4%	(1)%
Total	$(11)	(1)%	$(44)	(3)%	7%	(10)%	3%	(1)%

CROP PROTECTION
	Q4 2023 vs. Q4 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(10)	(1)%	$(19)	(2)%	(7)%	5%	—%	1%
EMEA	(5)	(3)%	(17)	(9)%	4%	(13)%	3%	3%
Latin America	(103)	(12)%	(253)	(30)%	(6)%	(24)%	4%	14%
Asia Pacific	11	5%	17	8%	4%	4%	(1)%	(2)%
Rest of World	(97)	(8)%	(253)	(20)%	(3)%	(17)%	3%	9%
Total	$(107)	(5)%	$(272)	(12)%	(4)%	(8)%	1%	6%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2023 vs. Q4 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$(26)	(2)%	$(56)	(4)%	8%	(12)%	3%	(1)%
Soybeans	20	16%	17	14%	6%	8%	2%	—%
Other oilseeds[2]	4	6%	7	10%	19%	(9)%	(1)%	(3)%
Other	(9)	(8)%	(12)	(10)%	(1)%	(9)%	2%	—%
Total	$(11)	(1)%	$(44)	(3)%	7%	(10)%	3%	(1)%

CROP PROTECTION PRODUCT LINE
	Q4 2023 vs. Q4 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(128)	(11)%	$(141)	(13)%	(6)%	(7)%	2%	—%
Insecticides	(114)	(21)%	(113)	(20)%	(4)%	(16)%	1%	(2)%
Fungicides	(2)	(1)%	(10)	(4)%	(4)%	—%	3%	—%
Other	137	60%	(8)	(4)%	(3)%	(1)%	2%	62%
Total	$(107)	(5)%	$(272)	(12)%	(4)%	(8)%	1%	6%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2023 vs. Twelve Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$296	4%	$314	4%	6%	(2)%	—%	—%
EMEA[2]	111	3%	257	8%	19%	(11)%	(8)%	3%
Latin America	(539)	(12)%	(1,017)	(23)%	2%	(25)%	3%	8%
Asia Pacific	(97)	(7)%	(23)	(2)%	7%	(9)%	(5)%	—%
Rest of World	(525)	(6)%	(783)	(9)%	8%	(17)%	(2)%	5%
Total	$(229)	(1)%	$(469)	(3)%	7%	(10)%	(1)%	3%

SEED
	Twelve Months 2023 vs. Twelve Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$590	11%	$622	12%	9%	3%	(1)%	—%
EMEA[2]	13	1%	120	7%	26%	(19)%	(10)%	4%
Latin America	(121)	(7)%	(199)	(11)%	11%	(22)%	4%	—%
Asia Pacific	11	3%	42	10%	14%	(4)%	(7)%	—%
Rest of World	(97)	(3)%	(37)	(1)%	18%	(19)%	(3)%	1%
Total	$493	5%	$585	7%	13%	(6)%	(2)%	—%

CROP PROTECTION
	Twelve Months 2023 vs. Twelve Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(294)	(9)%	$(308)	(10)%	—%	(10)%	—%	1%
EMEA	98	6%	137	8%	12%	(4)%	(4)%	2%
Latin America	(418)	(16)%	(818)	(30)%	(4)%	(26)%	2%	12%
Asia Pacific	(108)	(11)%	(65)	(6)%	4%	(10)%	(5)%	—%
Rest of World	(428)	(8)%	(746)	(14)%	2%	(16)%	(1)%	7%
Total	$(722)	(9)%	$(1,054)	(12)%	2%	(14)%	(1)%	4%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2023 vs. Twelve Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$492	8%	$567	10%	14%	(4)%	(2)%	—%
Soybeans	48	3%	46	3%	7%	(4)%	—%	—%
Other oilseeds[2]	(6)	(1)%	12	2%	23%	(21)%	(7)%	4%
Other	(41)	(8)%	(40)	(8)%	7%	(15)%	—%	—%
Total	$493	5%	$585	7%	13%	(6)%	(2)%	—%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2023 vs. Twelve Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(557)	(12)%	$(519)	(11)%	1%	(12)%	(1)%	—%
Insecticides	(233)	(13)%	(191)	(10)%	2%	(12)%	(1)%	(2)%
Fungicides	(338)	(23)%	(321)	(22)%	3%	(25)%	(1)%	—%
Other	406	67%	(23)	(4)%	1%	(5)%	1%	70%
Total	$(722)	(9)%	$(1,054)	(12)%	2%	(14)%	(1)%	4%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Seed	$(22)	$(61)	$(81)	$(298)
Crop Protection	(274)	(47)	(476)	(106)
Corporate	(12)	(15)	(22)	(98)
Total significant items before income taxes	$(308)	$(123)	$(579)	$(502)

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[10]		($ Per Share)
	2023	2022	2023	2022	2023	2022
1st Quarter
Restructuring and asset related charges, net [1]	$(33)	$(5)	$(25)	$(3)	$(0.03)	$—
Estimated settlement expense [2]	(49)	(17)	(37)	(13)	(0.05)	(0.02)
Inventory write-offs [3]	(4)	—	(4)	—	(0.01)	—
Gain (loss) on sale of assets and equity investments [3]	3	—	1	—	—	—
Seed sale associated with Russia Exit [3]	19	—	14	—	0.02	—
Acquisition-related costs [5]	(19)	—	(17)	—	(0.02)	—
1st Quarter – Total	$(83)	$(22)	$(68)	$(16)	$(0.09)	$(0.02)

2nd Quarter
Restructuring and asset related charges, net [1]	$(60)	$(143)	$(45)	$(116)	$(0.06)	$(0.16)
Estimated settlement expense [2]	(41)	—	(31)	—	(0.04)	—
Inventory write-offs [3]	(3)	(1)	(3)	(1)	—	—
Loss on sale of equity investments [3]	—	(5)	—	(4)	—	(0.01)
Seed sale associated with Russia Exit [3]	(1)	—	(1)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	—	(6)	—	(6)	—	(0.01)
Acquisition-related costs [5]	(15)	—	(12)	—	(0.02)	—
Employee Retention Credit [6]	3	—	2	—	—	—
Income tax items [7]	—	—	29	—	0.04	—
2nd Quarter – Total	$(117)	$(155)	$(61)	$(127)	$(0.09)	$(0.18)

3rd Quarter
Restructuring and asset related charges, net [1]	$(2)	$(152)	$(4)	$(126)	$(0.01)	$(0.18)
Estimated settlement expense [2]	(66)	(40)	(50)	(30)	(0.07)	(0.04)
Inventory write-offs [3]	—	(32)	—	(24)	—	(0.03)
Settlement costs associated with Russia Exit [3]	—	(2)	—	(2)	—	—
Gain on sale of business [3]	4	15	3	10	0.01	0.01
Acquisition-related costs [5]	(7)	—	(6)	—	(0.01)	—
Employee Retention Credit [6]	—	9	—	7	—	0.01
Income tax items [7]	—	—	—	55	—	0.08
3rd Quarter – Total	$(71)	$(202)	$(57)	$(110)	$(0.08)	$(0.15)

4th Quarter
Restructuring and asset related charges, net [1]	$(241)	$(63)	$(183)	$(46)	$(0.26)	$(0.06)
Estimated settlement expense [2]	(48)	(30)	(36)	(23)	(0.05)	(0.03)
Spare parts write-off [4]	(12)	—	(9)	—	(0.01)	—
AltEn facility remediation charge [8]	(10)	(33)	(7)	(25)	(0.01)	(0.04)
Seed sale associated with Russia Exit [3]	—	3	—	2	—	—
Gain (loss) on sale of assets [3]	7	—	5	—	—	—
Acquisition-related costs [5]	(4)	—	(3)	—	—	—
Income tax items [7]	—	—	16	78	0.02	0.11
4th Quarter – Total	$(308)	$(123)	$(217)	$(14)	$(0.31)	$(0.02)

Annual Total [9]	$(579)	$(502)	$(403)	$(267)	$(0.57)	$(0.37)

1.Fourth, third, second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(241), $(2), $(60) and $(33), respectively. The charges primarily relate to a $(217) charge for the fourth quarter related to the Crop Protection Operations Strategy Restructuring Program, a $(6), $2, $(52) and $(16) benefit (charge) for the fourth, third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits and a $(23), $(1), $(7) and $(11) charge for the fourth, third, second and first quarter, respectively, associated with the 2022 Restructuring Actions.

Fourth, third, second and first quarter 2022 includes restructuring and asset related benefits (charges) of $(63), $(152), $(143) and $(5),

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
respectively. The charges primarily relate to a $(70), $(146), and $(56) charge for the fourth, third and second quarter, respectively, associated with the 2022 Restructuring Actions and a $(5), $(5), $(93), and $(6) charge for the fourth, third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the fourth quarter 2022 also include a $12 benefit associated with previous restructuring programs.

2.Fourth, third, second and first quarter 2023 and fourth, third and first quarter 2022 included estimated Lorsban® related charges.

3.Fourth, third and first quarter 2023 includes benefits (charges) of $7, $4, and $(11), respectively, related to the 2022 Restructuring Actions consisting of gains (losses) on the sale of businesses, assets and the Company’s interest in an equity investment. Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second and first quarter 2023 also includes a charge of $(3) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs.

Fourth quarter 2022 includes a benefit of $3 relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $8 of net sales and $5 of cost of goods sold. Third quarter 2022 includes a benefit (charge) of $(32), $15 and $(2) associated with activities related to the 2022 Restructuring Actions consisting of inventory write-offs, gain on the sale of a business, and settlement costs associated with the Russia Exit, respectively. Second quarter 2022 includes a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions consisting of inventory write-offs associated with the Russia Exit, loss on the sale of the Company’s interest in an equity investment and settlement costs associated with the Russia Exit, respectively.

4.Fourth quarter 2023 includes a charge associated with activities related to the Crop Protection Operations Strategy Restructuring Program.

5.Fourth, third, second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

6.Second quarter 2023 and third quarter 2022 includes a benefit relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

7.Fourth quarter 2023 includes a tax benefit related to the impact of changes to deferred taxes for legal entities within Switzerland of $(62) million and adjustments due to intellectual property realignment of $46 million. Second quarter 2023 includes a tax benefit related to the impact of a tax currency change for a legal entity within Switzerland of $(24) million and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S.

Fourth quarter 2022 included a tax benefit relating to a change in the valuation allowance recorded against the net deferred tax asset position of a legal entity in Brazil and a worthless stock deduction in the U.S. in the amount of $36 and $42, respectively. Third quarter 2022 included a tax benefit of $55 relating to the establishment of deferred taxes due to the impact of a change in a U.S. legal entity's tax characterization.

8.Fourth quarter 2023 and 2022 included a charge relating to the increase in the remediation accrual at the AltEn facility relating to Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

9.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

10.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended December 31,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$(233)	$(43)	$(0.33)	$(0.06)
Less: Non-operating benefits (costs), after tax[1]	(27)	(16)	(0.04)	(0.02)
Less: Amortization of intangibles (existing as of Separation), after tax	(117)	(128)	(0.17)	(0.18)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	25	(2)	0.04	—
Less: Significant items benefit (charge), after tax	(217)	(14)	(0.31)	(0.02)
Operating Earnings (Loss) (Non-GAAP) [2]	$103	$117	$0.15	$0.16

	Twelve Months Ended December 31,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$929	$1,205	$1.30	$1.66
Less: Non-operating benefits (costs), after tax[1]	(111)	80	(0.16)	0.11
Less: Amortization of intangibles (existing as of Separation), after tax	(471)	(542)	(0.66)	(0.75)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	—	—	—	—
Less: Significant items benefit (charge), after tax	(403)	(267)	(0.57)	(0.37)
Operating Earnings (Loss) (Non-GAAP) [2]	$1,914	$1,934	$2.69	$2.67
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-14 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Operating EBITDA (Non-GAAP)[1]	$386	$370	$3,381	$3,224
Depreciation	(137)	(138)	(528)	(521)
Amortization of intangibles (post Separation)	(20)	—	(65)	(3)
Interest Income	130	49	283	124
Interest Expense	(62)	(36)	(233)	(79)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(60)	(54)	(577)	(566)
Base income tax rate from continuing operations (Non-GAAP)[1]	20.2%	22.0%	20.3%	20.6%
Exchange gains (losses), after tax[2]	(132)	(72)	(335)	(234)
Net (income) loss attributable to non-controlling interests	(2)	(2)	(12)	(11)
Operating Earnings (Loss) (Non-GAAP)[1]	$103	$117	$1,914	$1,934
Diluted Shares (in millions)	704.0	714.7	711.9	724.5
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.15	$0.16	$2.69	$2.67
1.     Refer to pages A-5 through A-9, and A-13 and A-15 for Non-GAAP reconciliations.
2.     Refer to page A-16 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Income (loss) from continuing operations before income taxes (GAAP)	$(323)	$(203)	$1,093	$1,426
Add: Significant items (benefit) charge [1]	308	123	579	502
Non-operating (benefits) costs	36	23	151	(111)
Amortization of intangibles (existing as of Separation)	155	166	618	699
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(34)	3	—	—
Less: Exchange gains (losses)[2]	(155)	(133)	(397)	(229)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$297	$245	$2,838	$2,745

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(92)	$(162)	$152	$210
Add: Tax benefits on significant items (benefit) charge[1]	91	109	176	235
Tax expenses on non-operating (benefits) costs	9	7	40	(31)
Tax benefits on amortization of intangibles (existing as of Separation)	38	38	147	157
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(9)	1	—	—
Tax benefits on exchange gains (losses)[2]	23	61	62	(5)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$60	$54	$577	$566

Effective income tax rate (GAAP)	28.5%	79.8%	13.9%	14.7%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(2.2)%	(87.1)%	7.2%	8.0%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	26.2%	(7.3)%	21.1%	22.7%
Exchange gains (losses), net effect[2]	(6.0)%	29.4%	(0.8)%	(2.1)%
Base income tax rate from continuing operations (Non-GAAP)	20.2%	22.0%	20.3%	20.6%

1. See page A-11 for further detail on the Significant Items table.
2. See page A-16 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(189)	$(97)	$(371)	$(217)
Local tax (expenses) benefits	28	51	55	(10)
Net after tax impact from subsidiary exchange gains (losses)	$(161)	$(46)	$(316)	$(227)

Hedging Program Gain (Loss)
Pre-tax exchange (losses) gains	$34	$(36)	$(26)	$(12)
Tax (expenses) benefits	(5)	10	7	5
Net after tax impact from hedging program exchange (losses) gains	$29	$(26)	$(19)	$(7)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(155)	$(133)	$(397)	$(229)
Tax (expenses) benefits	23	61	62	(5)
Net after tax exchange gains (losses)	$(132)	$(72)	$(335)	$(234)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

	Twelve Months Ended December 31,
	2023	2022
Cash provided by (used for) operating activities - continuing operations (GAAP)	$1,809	$912
Less: Capital expenditures	(595)	(605)
Free Cash Flow (Non-GAAP)	$1,214	$307

	Twelve Months Ended December 31, 2024[1]
	Low End	High End
Cash provided by (used for) operating activities - continuing operations (GAAP)	$2,130	$2,630
Less: Capital expenditures	(630)	(630)
Free Cash Flow (Non-GAAP)	$1,500	$2,000
1.This represents the reconciliation of the Company's range provided for its forward-looking non-GAAP financial measure relating to Free Cash Flow.